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                                                                          [LOGO]
                                                                           WELLS
                                                                           FARGO
                                                                           FUNDS

ANNUAL REPORT


WELLS FARGO
WEALTHBUILDER PORTFOLIOS





                                                 May 31, 2001



[GRAPHIC]








                                                  WEALTHBUILDER
                                                  GROWTH BALANCED PORTFOLIO

                                                  WEALTHBUILDER
                                                  GROWTH AND INCOME PORTFOLIO

                                                  WEALTHBUILDER
                                                  GROWTH PORTFOLIO

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WEALTHBUILDER PORTFOLIOS

TABLE OF CONTENTS

LETTER TO SHAREHOLDER                               1

PERFORMANCE HIGHLIGHTS

   GROWTH BALANCED PORTFOLIO                        2

   GROWTH AND INCOME PORTFOLIO                      4

   GROWTH PORTFOLIO                                 6

PORTFOLIO OF INVESTMENTS

   GROWTH BALANCED PORTFOLIO                        8

   GROWTH AND INCOME PORTFOLIO                      9

   GROWTH PORTFOLIO                                10

FINANCIAL STATEMENTS

   STATEMENTS OF ASSETS AND LIABILITIES            11

   STATEMENTS OF OPERATIONS                        12

   STATEMENTS OF CHANGES IN NET ASSETS             13

   FINANCIAL HIGHLIGHTS                            14

NOTES TO FINANCIAL STATEMENTS                      16

INDEPENDENT AUDITORS' REPORT                       19

TAX INFORMATION                                    20

LIST OF ABBREVIATIONS                              21


             NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE

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THIS PAGE IS INTENTIONALLY LEFT BLANK--

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DEAR VALUED SHAREHOLDERS,
     Thank you for investing in Wells Fargo WealthBuilder Portfolios.
     Wells Fargo Funds is pleased to present this annual report for the fiscal year ended May 31, 2001. This report provides information about the three Wells Fargo WealthBuilder Portfolios, plus economic and market commentary covering the reporting period.
     During the past year, investors experienced one of the most dramatic market downturns in a decade. As the nation continued its economic slowdown, the Federal Reserve Board (the Fed) attempted to rekindle growth through a series of aggressive interest rate cuts. In all, the Fed cut rates five times from January through May of 2001, trimming short-term rates by 2.5%. While the rate cuts helped the U.S. avoid a recession, both the economy and corporate profits remained anemic, with most major stock indexes posting double-digit losses over the fiscal year.
     Fortunately, inflation remained tame, giving the Fed more room to slash interest rates. Although still suffering double-digit losses over the fiscal period, the Dow Jones Industrial Average rallied in May to recoup most of the more dramatic losses it sustained earlier in the year. The technology-laden Nasdaq composite index also gained strength in recent months, although it is still too early to tell whether the rally will hold.
     The depth and duration of the economic slowdown triggered a flight of capital from the stock market to bonds during the past year. In fact, bad news for stocks was good news for bonds, with the Lehman Aggregate Bond Index rising 2.6% in the first four months of 2001; compared to a 5% decline for the S&P 500 Index. While the bond market's positive performance relative to stocks in the past year was gratifying to fixed-income investors, the real story was the value of bonds as a diversification tool in a balanced portfolio, such as the WealthBuilder Growth Balanced Portfolio.


TACTICAL ASSET ALLOCATION RETURNS TO NEUTRAL BASIS

     From November 1999 through November 2000, the Tactical Asset Allocation
   (TAA) Model -- a proprietary investment strategy employed by the WealthBuilder Growth Balanced Portfolio to enhance value by shifting assets between stocks and bonds -- favored bond funds. Yet, with bond prices rising and stock prices declining during the fourth quarter of 2000, the Model signaled a return to a neutral stock/bond allocation on November 30. This strategy helped add more than 2% to the Portfolio's return. On March 15, 2001, the TAA Model identified a compelling opportunity for stocks to outperform bonds. The resulting 15% shift of Portfolio assets toward stocks helped add another 2.4% of incremental return. As of May 31, 2001, the Portfolio had returned closer to its strategic base, holding 67% stocks and 33% bonds.


TACTICAL EQUITY ALLOCATION FAVORS SMALL CAP AND VALUE STOCKS

     The Tactical Equity Allocation (TEA) Model used by the WealthBuilder Growth Portfolio to determine the proportion of assets allocated to the Portfolio's stock mutual funds also signaled asset shifts during the fiscal year. For example, during the fourth quarter 2000, the Portfolio was primarily invested in large company growth stocks. In early April 2001, the TEA Model reached a trigger point to shift from large cap growth to small cap stocks and, within the large cap style, from growth to value stocks. The Model continued to emphasize domestic stocks over international stocks.
     In the near term, we remain guardedly optimistic about the outlook for stocks. Despite declining corporate profits and a weak manufacturing sector , it was strong consumer spending that kept the economy afloat. Since it typically takes up to a year for interest rate cuts to filter through the economy, investors should begin to feel the impact of the Fed's action over the ensuing months. At that point, we might see economic growth coupled with a stock market rally.
     In all, the past 12 months was a trying time for many investors. That is why we continue to recommend that you review your investment objectives and risk tolerance. You may consider rebalancing your portfolio holdings accordingly. Markets move in cycles, and this economic downturn should ultimately yield to more favorable conditions.
     We value your business and continually strive to meet your comprehensive financial needs through our growing portfolio of investment solutions. In the meantime, should you have any questions or concerns, please contact us at 1-800-222-8222.

     Again, thank you for investing in the Wells Fargo WealthBuilder Portfolios.

   Sincerely

/s/Michael J. Hogan

   MICHAEL J. HOGAN
   PRESIDENT,
   WELLS FARGO FUNDS

WEALTHBUILDER PORTFOLIOS                                 PERFORMANCE HIGHLIGHTS


WEALTHBUILDER GROWTH BALANCED PORTFOLIO

INVESTMENT OBJECTIVE

   The Wells Fargo WealthBuilder Growth Balanced Portfolio (the Portfolio) seeks a balance of capital appreciation and current income.

ADVISOR
   Wells Fargo Funds Management, LLC

SUB-ADVISOR
   Wells Capital Management Incorporated

FUND MANAGER
   Galen Blomster, CFA

INCEPTION DATE
   10/1/97



PERFORMANCE HIGHLIGHTS

     The Portfolio returned (1.28)%(1) for the one-year period ended May 31, 2001, excluding sales charges. The Portfolio significantly outperformed its benchmark, the S&P 500 Index(2), which returned (10.55)% during the period. However, the Portfolio underperformed the Lehman Brothers U.S. Government/Credit Index(3), which returned 12.86%. Please keep in mind that past performance is no guarantee of future results.
     The assets of the WealthBuilder Growth Balanced Portfolio were invested in 12 different stock and bond mutual funds as of May 31, 2001. The proportion of the Portfolio's assets invested in stocks and bonds was determined by the Tactical Asset Allocation (TAA) Model, a proprietary investment strategy that seeks to enhance performance by shifting assets when market conditions reveal opportunities.
     On March 15, the TAA Model signaled a shift of 15% of the portfolio assets from bonds to stocks. The Portfolio employed a hedge futures overlay transaction -- a risk management strategy -- to implement the shift, thus keeping the Portfolio's underlying assets near their long-term strategic allocation. With the futures overlay, the Portfolio had an effective asset allocation of 80% in stocks and 20% in bonds until late April. As of May 31, the TAA Model returned to a more neutral stock/bond allocation of 67% stocks and 33% bonds.
     During the period when the Portfolio shifted assets to stocks, the S&P 500 Index rose 8.9%, while the 10-year Treasury bond climbed 60 basis points and the 30-year Treasury bond increased by 52 basis points. In all, the shift toward stocks added 2.4% of incremental return. Keep in mind that earlier in the fiscal year, the TAA Model had favored bonds due to the volatile equity markets. This strategy also benefited the Portfolio, resulting in an incremental portfolio return of 3.37%.


STRATEGIC OUTLOOK

     A combination of volatile stock and bond markets has created opportunities to add portfolio value through tactical asset allocation. Going forward, the Portfolio will continue to utilize the TAA Model in an effort to enhance portfolio value based on valuation disparities between stocks and bonds.

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2001)


                                                          INCLUDING SALES CHARGE           EXCLUDING SALES CHARGE
                                                          -----------------------          -----------------------
                                                          1-YEAR  SINCE INCEPTION          1-YEAR  SINCE INCEPTION

   WEALTHBUILDER GROWTH BALANCED PORTFOLIO                   (2.76)       7.11                (1.28)       7.55
   BENCHMARK
     S&P 500 INDEX(2)                                                                         (10.55)       9.43(4)
     LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX(3)                                           12.86        6.82(4)

CHARACTERISTICS (AS OF MAY 31, 2001)

   PORTFOLIO TURNOVER                       29%
   NAV                                     $11.69

PORTFOLIO ALLOCATION(5) (AS OF MAY 31, 2001)

[CHART]

COMMON STOCK                    67%
CORPORATE BONDS                 33%




GROWTH OF $10,000 INVESTMENT(6)
[CHART]

                WEALTHBUILDER                                 LEHMAN BROTHERS U.S.
                GROWTH BALANCED PORTFOLIO   S&P 500 INDEX     GOVERNMENT/CREDIT INDEX
     10/97            $9,850                 $10,000                 $10,000
     10/97            $9,811                  $9,666                 $10,160
     11/97            $9,820                 $10,114                 $10,214
     12/97            $9,912                 $10,287                 $10,321
      1/98            $9,971                 $10,401                 $10,466
      2/98           $10,386                 $11,151                 $10,445
      3/98           $10,702                 $11,721                 $10,477
      4/98           $10,811                 $11,841                 $10,530
      5/98           $10,673                 $11,637                 $10,643
      6/98           $10,762                 $12,110                 $10,751
      7/98           $10,554                 $11,981                 $10,760
      8/98            $9,418                 $10,250                 $10,970
      9/98            $9,714                 $10,907                 $11,284
     10/98           $10,356                 $11,794                 $11,204
     11/98           $10,910                 $12,509                 $11,271
     12/98           $11,419                 $13,229                 $11,299
      1/99           $11,668                 $13,786                 $11,379
      2/99           $11,310                 $13,356                 $11,108
      3/99           $11,608                 $13,890                 $11,164
      4/99           $11,956                 $14,428                 $11,191
      5/99           $11,767                 $14,087                 $11,076
      6/99           $12,175                 $14,854                 $11,041
      7/99           $12,026                 $14,390                 $11,011
      8/99           $11,896                 $14,319                 $11,002
      9/99           $11,797                 $13,926                 $11,101
     10/99           $12,235                 $14,808                 $11,130
     11/99           $12,593                 $15,108                 $11,124
     12/99           $13,070                 $15,998                 $11,056
      1/00           $12,824                 $15,195                 $11,053
      2/00           $13,070                 $14,908                 $11,191
      3/00           $13,582                 $16,366                 $11,353
      4/00           $13,295                 $15,873                 $11,298
      5/00           $13,029                 $15,548                 $11,288
      6/00           $13,500                 $15,932                 $11,518
      7/00           $13,387                 $15,683                 $11,640
      8/00           $13,858                 $16,657                 $11,804
      9/00           $13,561                 $15,778                 $11,849
     10/00           $13,428                 $15,711                 $11,924
     11/00           $12,947                 $14,473                 $12,128
     12/00           $13,346                 $14,544                 $12,351
      1/01           $13,500                 $15,061                 $12,553
      2/01           $12,708                 $13,687                 $12,671
      3/01           $12,048                 $12,819                 $12,769
      4/01           $12,840                 $13,815                 $12,736
      5/01           $12,862                 $13,908                 $12,807




(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Portfolio's Advisor has committed through September 30, 2002, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Portfolio. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Portfolio's returns would have been lower.
   Performance shown for the Wells Fargo WealthBuilder Growth Balanced Portfolio for periods prior to November 8, 1999, reflects performance of the Norwest Advantage WealthBuilder II Growth Balanced Portfolio, its predecessor portfolio. Effective at the close of business November 5, 1999, the Norwest Advantage Funds were reorganized into the Wells Fargo Funds. The maximum front-end sales charge is 1.50%.
(2) "Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of McGraw-Hill, Inc. and have been licensed. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in any fund. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.
(3) The Lehman Brothers U.S. Government/Credit Index is an unmanaged index that includes securities in the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Government Index is composed of U.S. Treasury securities with maturities of one year or more and publicly issued debt of U.S. Government agencies. The Lehman Brothers U.S. Credit Index is an unmanaged index composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. You cannot invest directly in an index.
(4) The published return as of the Portfolio's inception date of October 1, 1997.
(5)  Portfolio holdings are subject to change.
(6) The chart compares the performance of the Wells Fargo WealthBuilder Growth Balanced Portfolio since inception with the S&P 500 Index and the Lehman Brother U.S. Government/Credit Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%. The Lehman Brothers U.S. Government/Credit Index is an unmanaged index that includes securities in the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index. You cannot invest directly in an index.

WEALTHBUILDER GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE

   The Wells Fargo WealthBuilder Growth and Income Portfolio (the Portfolio) seeks long-term capital appreciation with a secondary emphasis on income.

ADVISOR
   Wells Fargo Funds Management, LLC

SUB-ADVISOR
   Wells Capital Management Incorporated

FUND MANAGER
   Galen Blomster, CFA

INCEPTION DATE
   10/1/97


PERFORMANCE HIGHLIGHTS

     The Portfolio returned (10.38)%(1) for the one-year period that ended
   May 31, 2001, excluding sales charges. The Portfolio outperformed its benchmark, the S&P 500 Index(2), which returned (10.55)% during the period. Please keep in mind that past performance is no guarantee of future results.
     The assets of the WealthBuilder Growth and Income Portfolio were invested in eight different equity mutual funds over the period. At the close of the fiscal year, 30% of the Portfolio's assets were invested in the large company growth style, 30% in the large company value style, 20% in the small company style, and 20% in the international style. The Portfolio sought to enhance performance with reduced volatility through strategic diversification among these different investment styles.
     Volatile equity markets affected the Portfolio throughout the reporting period. Technology stocks bore the brunt of the downturn, with the broad technology sell-off ultimately affecting other parts of the market. Growth funds were hit hard during the first quarter of 2001. Non-technology growth stocks outperformed value styles throughout the market correction. While stocks rallied in the second quarter, an uncertain economic outlook triggered additional volatility. International equities also suffered due to the strength of the U.S. dollar.


STRATEGIC OUTLOOK
     While the Federal Reserve Board cut short-term interest rates five times during the first five months of 2001, the U.S. economy remained mired in a slowdown. Although additional rate cuts are expected to help revive the economy, it typically takes up to a year for the economy to feel the impact of lower rates. Therefore, investors can expect to encounter ongoing volatility until the economy improves. Amid prevailing market conditions, the Portfolio's long-term strategic asset allocation and diversified portfolio may help investors manage risk.

 AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF MAY 31, 2001)


                                                          INCLUDING SALES CHARGE         EXCLUDING SALES CHARGE
                                                          -----------------------      --------------------------
                                                          1-YEAR  SINCE INCEPTION      1-YEAR    SINCE INCEPTION
   WEALTHBUILDER GROWTH AND INCOME PORTFOLIO                (11.72)       6.47              (10.38)      6.91
   BENCHMARK
     S&P 500 INDEX(2)                                                                       (10.55)      9.43(3)

   CHARACTERISTICS (AS OF MAY 31, 2001)

   PORTFOLIO TURNOVER                       14%
   NAV                                  $12.03

   PORTFOLIO ALLOCATION(4) (AS OF MAY 31, 2001)

[CHART]

COMMON STOCK                   100%

   GROWTH OF $10,000 INVESTMENT(5)
[CHART]

                         WEALTHBUILDER GROWTH
                          & INCOME PORTFOLIO       S&P 500 INDEX
          10/97                    $9,850            $10,000
          10/97                    $9,623             $9,666
          11/97                    $9,742            $10,114
          12/97                    $9,826            $10,287
           1/98                    $9,925            $10,401
           2/98                   $10,506            $11,151
           3/98                   $10,960            $11,721
           4/98                   $11,118            $11,841
           5/98                   $10,851            $11,637
           6/98                   $11,108            $12,110
           7/98                   $10,782            $11,981
           8/98                    $9,107            $10,250
           9/98                    $9,610            $10,907
          10/98                   $10,329            $11,794
          11/98                   $11,039            $12,509
          12/98                   $11,890            $13,229
           1/99                   $12,394            $13,786
           2/99                   $11,969            $13,356
           3/99                   $12,542            $13,890
           4/99                   $12,808            $14,428
           5/99                   $12,473            $14,087
           6/99                   $13,282            $14,854
           7/99                   $12,897            $14,390
           8/99                   $12,799            $14,319
           9/99                   $12,502            $13,926
          10/99                   $13,312            $14,808
          11/99                   $13,835            $15,108
          12/99                   $15,070            $15,998
           1/00                   $14,586            $15,195
           2/00                   $14,922            $14,908
           3/00                   $16,117            $16,366
           4/00                   $15,445            $15,873
           5/00                   $14,784            $15,548
           6/00                   $15,623            $15,932
           7/00                   $15,435            $15,683
           8/00                   $16,344            $16,657
           9/00                   $15,445            $15,778
          10/00                   $15,198            $15,711
          11/00                   $13,914            $14,473
          12/00                   $14,115            $14,544
           1/01                   $14,276            $15,061
           2/01                   $12,599            $13,687
           3/01                   $11,455            $12,819
           4/01                   $12,700            $13,815
           5/01                   $12,810            $13,908



(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Portfolio's Advisor has committed through September 30, 2002, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Portfolio. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Portfolio's returns would have been lower.
   Performance shown for the Wells Fargo WealthBuilder Growth and Income Portfolio for periods prior to November 8, 1999, reflects performance of the Norwest Advantage WealthBuilder II Growth and Income Portfolio, its predecessor portfolio. Effective the close of business November 5, 1999, the Norwest Advantage Funds were reorganized into the Wells Fargo Funds. The maximum front-end sales charge is 1.50%.
(2) "Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of McGraw-Hill, Inc. and have been licensed. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in any fund. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.
(3) The published return as of the Portfolio's inception date of October 1, 1997.
(4) Portfolio holdings are subject to change.
(5) The chart compares the performance of the Wells Fargo WealthBuilder Growth and Income Portfolio since inception with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%. You cannot invest directly in an index.

WEALTHBUILDER GROWTH PORTFOLIO

INVESTMENT OBJECTIVE
   The Wells Fargo WealthBuilder Growth Portfolio (the Portfolio) seeks long-term capital appreciation with no emphasis on income.

ADVISOR
   Wells Fargo Funds Management, LLC

SUB-ADVISOR
   Wells Capital Management Incorporated

FUND MANAGER
   Galen Blomster, CFA

INCEPTION DATE
   10/1/97

PERFORMANCE HIGHLIGHTS
     The Portfolio returned (13.35)%(1) for the one-year period ended May 31, 2001, excluding sales charges. The Portfolio underperformed its benchmark, the S&P 500 Index(2), which returned (10.55)% during the period. Please keep in mind that past performance is no guarantee of future results.
     The assets of the WealthBuilder Growth Portfolio remained invested in eight different equity mutual funds during the period, with the proportion of assets allocated to each style determined by the Tactical Equity Allocation
   (TEA) Model. While the underperformance of the TEA Model relative to its benchmark has been disappointing, the irony of the poor performance is that non-technology growth stocks -- including many of the Portfolio's holdings -- have outperformed value stocks. However, the meltdown among technology stocks that occurred over the past fiscal year affected the performance of growth stocks. Unfortunately, technology stocks are not responsive to interest rates, which are used to measure certain fundamentals within the TEA Model.
     In early April, the TEA Model shifted its emphasis from large cap growth to large cap value and small cap stocks. A steepening yield curve represented the necessary fundamental relationship required to implement this shift. The steepening yield curve reflected the Federal Reserve Board's (the Fed) aggressive interest rate cuts, which should result in value stocks outperforming growth stocks on a more sustained basis. Currently, the TEA Model continues to favor domestic stocks over international stocks. With the change in the TEA Model, portfolio assets were reallocated accordingly in April, and remained allocated as such through the fiscal year end: large cap growth, 9%; large cap value, 36%; small cap, 46%; and international, 9%.


STRATEGIC OUTLOOK
     The Portfolio's current asset allocation emphasis is supported by both the measure of market momentum and underlying fundamentals employed in the TEA Model. The degree to which the economy slows in the months ahead, combined with the Fed's need to revive growth through further interest rate cuts, mayl impact the Portfolio's future asset allocation. Going forward, the value of the U.S. dollar will continue to play a significant role in determining the allocation among domestic and international securities.

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF  MAY 31, 2001)



                                                          INCLUDING SALES CHARGE     EXCLUDING SALES CHARGE
                                                          1-YEAR  SINCE INCEPTION    1-YEAR  SINCE INCEPTION

   WEALTHBUILDER GROWTH PORTFOLIO                           (14.65)       6.99       (13.35)      7.44
   BENCHMARK

     S&P 500 INDEX(2)                                                                (10.55)      9.43(3)

CHARACTERISTICS (AS OF MAY 31, 2001)

   PORTFOLIO TURNOVER                       49%
   NAV                                     $12.76

PORTFOLIO ALLOCATION(4) (AS OF MAY 31, 2001)

[CHART]

COMMON STOCK                   100%

GROWTH OF $10,000 INVESTMENT(5)

[CHART]

                           WEALTHBUILDER
                           GROWTH PORTFOLIO    S&P 500 INDEX
          10/97                  $9,850           $10,000
          10/97                  $9,623            $9,666
          11/97                  $9,742           $10,114
          12/97                  $9,826           $10,287
           1/98                  $9,925           $10,401
           2/98                 $10,506           $11,151
           3/98                 $10,960           $11,721
           4/98                 $11,118           $11,841
           5/98                 $10,851           $11,637
           6/98                 $11,108           $12,110
           7/98                 $10,782           $11,981
           8/98                  $9,107           $10,250
           9/98                  $9,610           $10,907
          10/98                 $10,329           $11,794
          11/98                 $11,039           $12,509
          12/98                 $11,890           $13,229
           1/99                 $12,394           $13,786
           2/99                 $11,969           $13,356
           3/99                 $12,542           $13,890
           4/99                 $12,808           $14,428
           5/99                 $12,473           $14,087
           6/99                 $13,282           $14,854
           7/99                 $12,897           $14,390
           8/99                 $12,799           $14,319
           9/99                 $12,502           $13,926
          10/99                 $13,312           $14,808
          11/99                 $13,835           $15,108
          12/99                 $15,070           $15,998
           1/00                 $14,586           $15,195
           2/00                 $14,922           $14,908
           3/00                 $16,117           $16,366
           4/00                 $15,445           $15,873
           5/00                 $14,784           $15,548
           6/00                 $15,623           $15,932
           7/00                 $15,435           $15,683
           8/00                 $16,344           $16,657
           9/00                 $15,445           $15,778
          10/00                 $15,198           $15,711
          11/00                 $13,914           $14,473
          12/00                 $14,115           $14,544
           1/01                 $14,276           $15,061
           2/01                 $12,599           $13,687
           3/01                 $11,455           $12,819
           4/01                 $12,700           $13,815
           5/01                 $12,810           $13,908

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Portfolio's Advisor has committed through September 30, 2002, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Portfolio. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Portfolio's returns would have been lower.
   Performance shown for the Wells Fargo WealthBuilder Growth Portfolio for periods prior to November 8, 1999, reflects performance of the Norwest Advantage WealthBuilder II Growth Portfolio, its predecessor portfolio. Effective at the close of business November 5, 1999, the Norwest Advantage Funds were reorganized into the Wells Fargo Funds. The maximum front-end sales charge is 1.50%.
(2) "Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of McGraw-Hill, Inc. and have been licensed. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in any fund. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.
(3) The published return as of the Portfolio's inception date of October
    1, 1997.
(4) Portfolio holdings are subject to change.
(5) The chart compares the performance of the Wells Fargo WealthBuilder Growth Portfolio since inception with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%. You cannot invest directly in an index.

WEALTHBUILDER PORTFOLIOS                PORTFOLIO OF INVESTMENTS -- MAY 31, 2001

   WEALTHBUILDER GROWTH BALANCED PORTFOLIO


SHARES    SECURITY NAME                                                                                               VALUE
INVESTMENT COMPANIES - 98.79%

BOND FUNDS - 9.17%
  663,868 AMERICAN EXPRESS GLOBAL BOND FUND                                                                        $ 3,597,518
  866,021 MFS HIGH INCOME FUND                                                                                       3,600,915
                                                                                                                  ------------
                                                                                                                     7,198,433

AFFILIATED BOND FUNDS - 23.03%
  930,224 WELLS FARGO INCOME FUND                                                                                    8,678,256
  852,123 WELLS FARGO INTERMEDIATE GOVERNMENT INCOME FUND                                                            9,389,461

                                                                                                                    18,067,717
                                                                                                                  ------------

STOCK FUNDS - 32.80%
  599,318 AIM BLUE CHIP FUND                                                                                         8,028,363
  136,042 DREYFUS EMERGING LEADERS FUND                                                                              4,797,785
  409,566 PUTNAM GROWTH & INCOME FUND                                                                                8,113,514
  218,902 PUTNAM INTERNATIONAL GROWTH & INCOME FUND                                                                  4,796,162

                                                                                                                    25,735,824
                                                                                                                  ------------

AFFILIATED STOCK CORE PORTFOLIOS/FUNDS - 33.79%
      N/A WELLS FARGO EQUITY INCOME PORTFOLIO                                                                        8,130,542
      N/A WELLS FARGO LARGE COMPANY GROWTH PORTFOLIO                                                                 7,187,513
      N/A WELLS FARGO INTERNATIONAL EQUITY PORTFOLIO                                                                 5,585,931
  368,876 WELLS FARGO SMALL CAP GROWTH FUND                                                                          5,616,472

                                                                                                                    26,520,458
                                                                                                                  ------------

TOTAL (98.79%) (COST $79,049,788)                                                                                   77,522,432
                                                                                                                  ------------



PRINCIPAL                                                                             INTEREST RATE  MATURITY DATE
SHORT-TERM INVESTMENTS - 0.06%
$  43,786 DEUTSCHE BANK ALEX BROWN SECURITIES POOLED REPURCHASE AGREEMENT - 102%
          COLLATERALIZED BY U.S. GOVERNMENT SECURITIES                                  4.13%            6/1/01         43,786
TOTAL SHORT-TERM INVESTMENTS (COST $43,786)                                                                             43,786
                                                                                                                  ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $79,093,574)*                             98.85%                                                             $77,566,218
OTHER ASSETS AND LIABILITIES, NET                1.15                                                                  902,817
                                               ------                                                             ------------
TOTAL NET ASSETS                               100.00%                                                             $78,469,035
                                               =======                                                            ============


* COST FOR FEDERAL INCOME TAX PURPOSES IS $80,256,301 AND NET UNREALIZED
DEPRECIATION CONSISTS OF:

   GROSS UNREALIZED APPRECIATION                                  $ 1,729,302
   GROSS UNREALIZED DEPRECIATION                                   (4,419,385)
                                                                  ------------
   NET UNREALIZED DEPRECIATION                                    $(2,690,083)


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.


SHARES      SECURITY NAME                                                                                            VALUE
INVESTMENT COMPANIES - 99.71%

 STOCK FUNDS - 49.91%
 502,102 AIM BLUE CHIP FUND                                                                                        $ 6,479,725
 113,892 DREYFUS EMERGING LEADERS FUND                                                                               4,324,483
 332,777 PUTNAM GROWTH & INCOME FUND                                                                                 6,592,329
 198,126 PUTNAM INTERNATIONAL GROWTH & INCOME FUND                                                                   4,340,962

                                                                                                                    21,737,499
                                                                                                                  ------------
AFFILIATED STOCK PORTFOLIOS/FUNDS - 49.80%
     N/A WELLS FARGO EQUITY INCOME PORTFOLIO                                                                         6,601,923
     N/A WELLS FARGO LARGE COMPANY GROWTH PORTFOLIO                                                                  6,434,177
     N/A WELLS FARGO INTERNATIONAL EQUITY PORTFOLIO                                                                  4,333,529
 299,458 WELLS FARGO SMALL CAP GROWTH FUND                                                                           4,317,494

                                                                                                                    21,687,123
                                                                                                                  ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $46,152,003)*                             99.71%                                                             $43,424,622
OTHER ASSETS AND LIABILITIES, NET                0.29                                                                  125,739
                                         ------------                                                             ------------
TOTAL NET ASSETS                               100.00%                                                             $43,550,361
                                         ============                                                             ============


* COST FOR FEDERAL INCOME TAX PURPOSES IS $46,969,225 AND NET UNREALIZED
DEPRECIATION CONSISTS OF:

   GROSS UNREALIZED APPRECIATION                                 $    828,615
   GROSS UNREALIZED DEPRECIATION                                   (4,373,218)
                                                                 -------------
   NET UNREALIZED DEPRECIATION                                    $(3,544,603)



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.


SHARES   SECURITY NAME                                                                                              VALUE
INVESTMENT COMPANIES - 98.96%

STOCK FUNDS - 47.82%
  196,663  AIM BLUE CHIP FUND                                                                                      $ 2,588,309
  563,635  DREYFUS EMERGING LEADERS FUND                                                                            18,525,334
  769,973  PUTNAM GROWTH & INCOME FUND                                                                              14,138,618
  182,535  PUTNAM INTERNATIONAL GROWTH & INCOME FUND                                                                 3,673,668

                                                                                                                    38,925,929
                                                                                                                   -----------
AFFILIATED STOCK PORTFOLIOS/FUNDS - 51.14%
      N/A  WELLS FARGO EQUITY INCOME PORTFOLIO                                                                      14,020,660
      N/A  WELLS FARGO LARGE COMPANY GROWTH PORTFOLIO                                                                3,483,694
      N/A  WELLS FARGO INTERNATIONAL EQUITY PORTFOLIO                                                                3,726,711
1,201,924  WELLS FARGO SMALL CAP GROWTH FUND                                                                        20,399,016

                                                                                                                    41,630,081
                                                                                                                   -----------
TOTAL INVESTMENTS IN SECURITIES
(COST $75,382,107)*                             98.96%                                                             $80,556,010

OTHER ASSETS AND LIABILITIES, NET                1.04                                                                  846,970
                                               -------                                                             -----------
TOTAL NET ASSETS                               100.00%                                                             $81,402,980
                                               =======                                                             ===========

* COST FOR FEDERAL INCOME TAX PURPOSES IS $76,424,165 AND NET UNREALIZED
APPRECIATION CONSISTS OF:

   GROSS UNREALIZED APPRECIATION                                  $ 6,825,159
   GROSS UNREALIZED DEPRECIATION                                   (2,693,314)
                                                                  ------------
   NET UNREALIZED APPRECIATION                                    $ 4,131,845


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS & LIABILITIES -- MAY 31, 2001      WEALTHBUILDER PORTFOLIOS


                                                                WEALTHBUILDER  WEALTHBUILDER
                                                               GROWTH BALANCED GROWTH & INCOME  WEALTHBUILDER
                                                                  PORTFOLIO      PORTFOLIO     GROWTH PORTFOLIO
ASSETS
   INVESTMENTS:
    IN SECURITIES, AT MARKET VALUE (SEE COST BELOW)            $ 77,566,218    $ 43,424,622    $ 80,556,010
   RECEIVABLE FOR DIVIDENDS, INTEREST AND OTHER RECEIVABLES          42,133               0               0
   RECEIVABLE FOR FUND SHARES ISSUED                              1,118,869         425,353       1,228,607
   PREPAID EXPENSES AND OTHER ASSETS                                     52              23          10,145
                                                               ------------     -----------     ------------
TOTAL ASSETS                                                     78,727,272      43,849,998      81,794,762
                                                               ------------     -----------     ------------
LIABILITIES
   PAYABLE FOR FUND SHARES REDEEMED                                  34,890          54,585           4,950
   PAYABLE TO OTHER RELATED PARTIES                                 111,558         138,994         228,279
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES                      28,348          15,787          29,060
   ACCRUED EXPENSES AND OTHER LIABILITIES                            83,441          90,271         129,493
                                                               ------------     -----------     ------------
TOTAL LIABILITIES                                                   258,237         299,637         391,782
                                                               ------------     -----------     ------------
TOTAL NET ASSETS                                               $ 78,469,035    $ 43,550,361    $ 81,402,980
                                                               ============     ===========     ============

NET ASSETS CONSIST OF:

   PAID-IN CAPITAL                                             $ 78,891,937    $ 46,961,100    $ 90,121,946
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                     1,594,258         793,155         223,202
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS           (489,804)     (1,476,513)    (14,116,071)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS     (1,527,356)     (2,727,381)      5,173,903
                                                               ------------     -----------     ------------
TOTAL NET ASSETS                                               $ 78,469,035    $ 43,550,361    $ 81,402,980
                                                               ============     ===========     ============

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE

NET ASSETS                                                     $ 78,469,035    $ 43,550,361    $ 81,402,980
SHARES OUTSTANDING                                                6,713,085       3,619,637       6,377,267
NET ASSET VALUE PER SHARE                                      $      11.69    $      12.03    $      12.76
MAXIMUM OFFERING PRICE PER SHARE(1)                            $      11.87    $      12.21    $      12.95
                                                               ------------     -----------     ------------
INVESTMENTS AT COST                                            $ 79,093,574    $ 46,152,003    $ 75,382,107
                                                               ============     ===========     ============

(1) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/98.5 OF NET ASSET VALUE.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

WEALTHBUILDER PORFOLIOS             STATEMENTS OF OPERATIONS -- FOR THE ONE YEAR
                                                              ENDED MAY 31, 2001


                                                                          WEALTHBUILDER        WEALTHBUILDER
                                                                         GROWTH BALANCED      GROWTH & INCOME      WEALTHBUILDER
                                                                            PORTFOLIO            PORTFOLIO        GROWTH PORTFOLIO
INVESTMENT INCOME
   DIVIDENDS                                                                $ 1,439,765        $    293,082      $     352,078
   INTEREST                                                                      36,729              34,748             53,222
   EXPENSES ALLOCATED FROM AFFILIATED CORE PORTFOLIOS                          (102,450)           (117,063)          (238,138)
                                                                            ------------       -------------     --------------
TOTAL INVESTMENT INCOME                                                       1,374,044             210,767            167,162
                                                                            ------------       -------------     --------------
EXPENSES
   ADVISORY FEES                                                                174,106             118,860            230,752
   ADMINISTRATION FEES                                                           74,617              50,940             98,894
   PORTFOLIO ACCOUNTING FEES                                                     60,438              95,836            147,077
   TRANSFER AGENT                                                                22,824              18,258             33,362
   DISTRIBUTION FEES                                                            373,084             254,701            494,470
   LEGAL AND AUDIT FEES                                                           7,273               7,280              7,455
   REGISTRATION FEES                                                             14,813              22,833             48,854
   DIRECTORS' FEES                                                                4,250               4,250              4,250
   SHAREHOLDER REPORTS                                                           21,404              24,258             40,229
   OTHER                                                                          6,113               6,476             13,157
                                                                            ------------       -------------     --------------
TOTAL EXPENSES                                                                  758,922             603,692          1,118,500
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES                                         (136,659)           (178,687)          (293,302)
   NET EXPENSES                                                                 622,263             425,005            825,198
                                                                            ------------       -------------     --------------
NET INVESTMENT INCOME (LOSS)                                                    751,781            (214,238)          (658,036)
                                                                            ------------       -------------     --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

NET REALIZED GAIN (LOSS) FROM:
   NON-AFFILIATED UNDERLYING FUNDS                                              (78,961)              1,419         (7,054,438)
   AFFILIATED UNDERLYING FUNDS                                                 (848,389)           (913,862)          (920,041)
   REALIZED GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS                          2,246,532           1,334,906          1,172,539
   ALLOCATIONS FROM AFFILIATED CORE PORTFOLIOS                                 (433,057)           (883,174)        (6,332,157)
                                                                            ------------       -------------     --------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS                                       886,125            (460,711)       (13,134,097)
                                                                            ------------       -------------     --------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   NON-AFFILIATED UNDERLYING FUNDS                                           (1,280,969)         (1,876,777)           931,200
   AFFILIATED UNDERLYING FUNDS                                                 (507,260)         (1,397,247)         2,339,943
   ALLOCATIONS FROM AFFILIATED CORE PORTFOLIOS                                 (650,394)           (828,813)        (1,483,797)
                                                                            ------------       -------------     --------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS          (2,438,623)         (4,102,837)         1,787,346
                                                                            ------------       -------------     --------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                              (1,552,498)         (4,563,548)       (11,346,751)
                                                                            ------------       -------------     --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $   (800,717)        $(4,777,786)      $(12,004,787)
                                                                            ============       =============     ===============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS -- MAY 31, 2001     WEALTHBUILDER PORTFOLIOS


                                              WEALTHBUILDER                WEALTHBUILDER                   WEALTHBUILDER
                                        GROWTH BALANCED PORTFOLIO   GROWTH & INCOME PORTFOLIO            GROWTH PORTFOLIO
                                     ----------------------------  ----------------------------   -----------------------------
                                         FOR THE         FOR THE       FOR THE          FOR THE         FOR THE        FOR THE
                                     YEAR ENDED       YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                    MAY 31, 2001    MAY 31, 2000   MAY 31, 2001    MAY 31, 2000    MAY 31, 2001   MAY 31, 2000


BEGINNING NET ASSETS                      $33,748,527     $23,335,843    $21,108,895     $10,657,013    $ 41,496,442    $12,941,667
OPERATIONS:
   NET INVESTMENT INCOME (LOSS)               751,781         537,080       (214,238)        (82,915)       (658,036)      (225,598)
   NET REALIZED GAIN (LOSS) ON SALE OF
    INVESTMENTS                               886,125       2,873,230       (460,711)      2,056,972     (13,134,097)     1,491,669
   NET CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION) OF INVESTMENTS          (2,438,623)       (822,993)    (4,102,837)        (89,409)      1,787,346      1,531,543
                                         -------------    ------------   -------------   -------------   ------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  (800,717)      2,587,317     (4,777,786)      1,884,648     (12,004,787)     2,797,614
                                         -------------    ------------   -------------   -------------   ------------    ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                     (457,802)       (311,663)             0               0               0              0
   NET REALIZED GAIN (LOSS) ON SALE OF
    INVESTMENTS                            (2,900,142)       (492,204)    (1,773,654)       (120,789)     (1,184,603)             0
                                         -------------    ------------   -------------   -------------   ------------    ----------
TOTAL DISTRIBUTION TO SHAREHOLDERS         (3,357,944)       (803,867)    (1,773,654)       (120,789)     (1,184,603)             0
                                         -------------    ------------   -------------   -------------   ------------    ----------
CAPITAL SHARE TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD               54,301,924      15,074,492     33,376,198      11,476,039      63,415,949     30,109,511
   REINVESTMENT OF DIVIDENDS                3,286,018         789,497      1,752,763         116,559       1,165,891              0
   COST OF SHARES REDEEMED                 (8,708,773)     (7,234,755)    (6,136,055)     (2,904,575)    (11,485,912)    (4,352,350)
                                         -------------    ------------   -------------   -------------   ------------    ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM CAPITAL SHARE TRANSACTIONS          48,879,169       8,629,234     28,992,906       8,688,023      53,095,928     25,757,161
                                         -------------    ------------   -------------   -------------   ------------    ----------
INCREASE IN NET ASSETS                     44,720,508      10,412,684     22,441,466      10,451,882      39,906,538     28,554,775
                                         -------------    ------------   -------------   -------------   ------------    ----------
ENDING NET ASSETS                          78,469,035      33,748,527     43,550,361      21,108,895      81,402,980     41,496,442
                                         -------------    ------------   -------------   -------------   ------------    ----------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD                              4,506,543       1,198,806      2,481,543         809,938       4,365,211      2,044,011
   SHARES ISSUED IN REINVESTMENT OF
    DIVIDENDS                                 267,059          63,261        130,608           8,514          79,801              0
   SHARES REDEEMED                           (714,390)       (580,997)      (490,038)       (212,128)       (839,855)      (296,712)
                                         -------------    ------------   -------------   -------------   ------------    ----------
NET INCREASE IN SHARES OUTSTANDING          4,059,212         681,070      2,122,113         606,324       3,605,157      1,747,299
                                         -------------    ------------   -------------   -------------   ------------    ----------
ENDING BALANCE OF UNDISTRIBUTED
  NET INVESTMENT INCOME                   $ 1,594,258   $     360,973   $    793,155      $        0    $    223,202    $        0
                                         =============  =============    ============     ============  ==============  ============




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WEALTHBUILDER PORTOLIOS                                    FINANCIAL HIGHLIGHTS



                                                                                                 NET REALIZED
                                                                        BEGINNING        NET              AND     DIVIDENDS
                                                                        NET ASSET  INVESTMENT      UNREALIZED      FROM NET
                                                                        VALUE PER      INCOME  GAIN (LOSS) ON    INVESTMENT
                                                                            SHARE      (LOSS)     INVESTMENTS        INCOME
WEALTHBUILDER GROWTH BALANCED PORTFOLIO
JUNE 1, 2000 TO MAY 31, 2001                                                $12.72       $0.07          $(0.20)    $(0.11)
JUNE 1, 1999 TO MAY 31, 2000                                                 11.83        0.21            1.05      (0.14)
JUNE 1, 1998 TO MAY 31, 1999                                                 10.80        0.10            1.01      (0.07)
OCTOBER 1, 1997(3) TO MAY 31, 1998                                           10.00        0.07            0.76      (0.03)

WEALTHBUILDER GROWTH & INCOME PORTFOLIO
JUNE 1, 2000 TO MAY 31, 2001                                                 14.10       (0.06)          (1.33)         0
JUNE 1, 1999 TO MAY 31, 2000                                                 11.96       (0.06)           2.33          0
JUNE 1, 1998 TO MAY 31, 1999                                                 10.97       (0.04)           1.04          0
OCTOBER 1, 1997(3) TO MAY 31, 1998                                           10.00           0            0.97          0

WEALTHBUILDER GROWTH PORTFOLIO
JUNE 1, 2000 TO MAY 31, 2001                                                 14.97       (0.10)          (1.87)         0
JUNE 1, 1999 TO MAY 31, 2000                                                 12.63       (0.08)           2.42          0
JUNE 1, 1998 TO MAY 31, 1999                                                 11.01       (0.07)           1.71          0
OCTOBER 1, 1997(3) TO MAY 31, 1998                                           10.00       (0.01)           1.03      (0.01)



(1)  THESE RATIOS DO NOT INCLUDE EXPENSES OF THE UNDERLYING FUNDS.

(2) TOTAL RETURN CALCULATION DOES NOT INCLUDE SALES CHARGE. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.

(3)  THE PORTFOLIOS COMMENCED OPERATIONS ON OCTOBER 1, 1997.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                                DISTRIBUTIONS         ENDING       RATIO TO AVERAGE NET ASSETS (ANNUALIZED)
                                                     FROM NET      NET ASSET
                                                     REALIZED      VALUE PER      NET INVESTMENT        NET            GROSS
                                                        GAINS          SHARE       INCOME (LOSS)   EXPENSES(1)      EXPENSES(1)

WEALTHBUILDER GROWTH BALANCED PORTFOLIO
JUNE 1, 2000 TO MAY 31, 2001                       $(0.79)        $11.69             1.51%          1.25%           1.52%
JUNE 1, 1999 TO MAY 31, 2000                        (0.23)         12.72             1.95           1.25            1.76
JUNE 1, 1998 TO MAY 31, 1999                        (0.01)         11.83             1.28           1.25            1.85
OCTOBER 1, 1997(3) TO MAY 31, 1998                      0          10.80             0.02           1.25            2.64

WEALTHBUILDER GROWTH & income portfolio
JUNE 1, 2000 TO MAY 31, 2001                        (0.68)         12.03            (0.63)          1.25            1.78
JUNE 1, 1999 TO MAY 31, 2000                        (0.13)         14.10            (0.59)          1.25            2.12
JUNE 1, 1998 TO MAY 31, 1999                        (0.01)         11.96            (0.38)          1.25            1.95
OCTOBER 1, 1997(3) TO MAY 31, 1998                      0          10.97            (0.41)          1.25            2.90

WEALTHBUILDER GROWTH PORTFOLIO
JUNE 1, 2000 TO MAY 31, 2001                        (0.24)         12.76            (1.00)          1.25            1.69
JUNE 1, 1999 TO MAY 31, 2000                            0          14.97            (0.99)          1.25            1.98
JUNE 1, 1998 TO MAY 31, 1999                        (0.02)         12.63            (0.84)          1.25            2.00
OCTOBER 1, 1997(3) TO MAY 31, 1998                      0          11.01            (0.50)          1.25            3.32

                                                                         PORTFOLIO        NET ASSETS AT
                                                             TOTAL        TURNOVER        END OF PERIOD
                                                            RETURN(2)         RATE       (000'S OMITTED)
WEALTHBUILDER GROWTH BALANCED PORTFOLIO
JUNE 1, 2000 TO MAY 31, 2001                                  (1.28)%         29%               $78,469
JUNE 1, 1999 TO MAY 31, 2000                                  10.72           70                 33,749
JUNE 1, 1998 TO MAY 31, 1999                                  10.26           59                 23,336
OCTOBER 1, 1997(3) TO MAY 31, 1998                             8.35           20                  9,300

WEALTHBUILDER GROWTH & income portfolio
JUNE 1, 2000 TO MAY 31, 2001                                 (10.38)          14                 43,550
JUNE 1, 1999 TO MAY 31, 2000                                  19.02           63                 21,109
JUNE 1, 1998 TO MAY 31, 1999                                   9.11           32                 10,657
OCTOBER 1, 1997(3) TO MAY 31, 1998                             9.75            7                  8,623

WEALTHBUILDER GROWTH PORTFOLIO
JUNE 1, 2000 TO MAY 31, 2001                                 (13.35)          49                 81,403
JUNE 1, 1999 TO MAY 31, 2000                                  18.53           32                 41,496
JUNE 1, 1998 TO MAY 31, 1999                                  14.94           31                 12,942
OCTOBER 1, 1997(3) TO MAY 31, 1998                            10.17           16                  5,695


WEALTHBUILDER PORTFOLIOS                           NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION
     Wells Fargo Funds Trust (the "Trust") was organized on March 10, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust commenced operations on November 8, 1999, and is currently comprised of 67 separate series. These financial statements present the Wells Fargo WealthBuilder Growth Balanced Portfolio, the Wells Fargo WealthBuilder Growth and Income Portfolio, and the Wells Fargo WealthBuilder Growth Portfolio (each, a "Portfolio", collectively, the "Portfolios"), each a diversified series of the Trust.
      In November of 1998, the parent company of Wells Fargo Bank, N.A. ("WFB"), the investment advisor to the Stagecoach Family of Funds, merged with the parent company of Norwest Investment Management, Inc., the investment advisor to the Norwest Advantage Family of Funds. The Trust was created to succeed to the assets and operations of various Stagecoach and Norwest Advantage Funds. Effective at the close of business on November 5, 1999, the Stagecoach Funds and Norwest Advantage Funds were consolidated into the Wells Fargo Funds through a tax free exchange of shares. The predecessors to the Portfolios in this annual report are as follows:

      WELLS FARGO FUNDS TRUST                                  PREDECESSOR (NORWEST) FUNDS
      WELLS FARGO WEALTHBUILDER GROWTH BALANCED PORTFOLIO      NORWEST WEALTHBUILDER II GROWTH BALANCED PORTFOLIO
      WELLS FARGO WEALTHBUILDER GROWTH AND INCOME PORTFOLIO    NORWEST WEALTHBUILDER II GROWTH AND INCOME PORTFOLIO
      WELLS FARGO WEALTHBUILDER GROWTH PORTFOLIO               NORWEST WEALTHBUILDER II GROWTH PORTFOLIO

     Portfolios each seek to achieve their investment objectives by allocating their assets across asset classes of stocks, bonds and money market instruments by investing in a number of affiliated and non-affiliated funds ("Underlying Funds"). The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. The financial statements and financial highlights for the Underlying Funds are presented in separate financial statements and may be obtained from Wells Fargo Investor Services or from the servicing agent of the non-affiliated fund families.

2. SIGNIFICANT ACCOUNTING POLICIES
     The following significant accounting policies, which are consistently followed by the Trust in the preparation of its financial statements, are in conformity with generally accepted accounting principles ("GAAP") for investment companies.
     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION
     Each Portfolio determines its net asset value as of 4:00 p.m. (Eastern
   Time) on each Portfolio business day. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the valuation date. The Portfolios' investments in the Underlying Funds structured as partnerships (the "Core Portfolios") are valued daily based upon each Portfolio's proportionate share of each Core Portfolio's net assets, which are also valued daily. Short-term securities that mature in sixty days or less are valued at amortized cost which approximates value.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily. Each Portfolio records its pro rata share of the Core Portfolio's net investment income, and realized and unrealized gain and loss daily.
     Dividend income is recognized on the ex-dividend date for each Underlying Fund.

REPURCHASE AGREEMENTS
     Each Portfolio may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other Portfolios advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Portfolios are collateralized by instruments such as U.S. Treasury or federal agency obligations.

DISTRIBUTIONS TO SHAREHOLDERS
     Dividends to shareholders from net investment income, if any, are declared and distributed at least annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.
     Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from generally accepted accounting principles. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax treatment; temporary differences do not require reclassifications.
     On the Statements of Asset and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows (Increase (Decrease)):

                                                         UNDISTRIBUTED NET       UNDISTRIBUTED NET       PAID-IN
      FUND                                               INVESTMENT INCOME       REALIZED GAIN/LOSS      CAPITAL

      WELLS FARGO WEALTHBUILDER GROWTH BALANCED PORTFOLIO  $  939,306              $  (945,104)          $5,798
      WELLS FARGO WEALTHBUILDER GROWTH & INCOME PORTFOLIO   1,007,393               (1,009,446)           2,053
      WELLS FARGO WEALTHBUILDER GROWTH PORTFOLIO              881,238                 (883,482)           2,244

EXPENSE ALLOCATIONS
     The Trust accounts separately for the assets and liabilities and the operations of each Portfolio. Expenses that are directly attributable to more than one Portfolio are allocated among the respective Portfolios.

FEDERAL INCOME TAXES
     Each Portfolio is treated as a separate entity for federal income tax purposes. It is the policy of each Portfolio of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at May 31, 2001.
     WealthBuilder Growth and Income Portfolio had $93,617 of estimated net capital loss carryforwards at May 31, 2001, which are available to offset future net realized gains and will expire in 2009.
     For tax purposes, the WealthBuilder Growth and Income Portfolio and the WealthBuilder Growth Portfolio have current year deferred post-October capital losses of $562,064 and $13,069,150, respectively. These losses will be realized for tax purposes on the first day of the succeeding year.

3. ADVISORY FEES
     The Trust has entered into an advisory contract on behalf of the Portfolios with Wells Fargo Funds Management, LLC ("Funds Management"). Funds Management assumed investment advisory responsibilities for each of the Portfolios on March 1, 2001. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of WFB, was created to succeed to the mutual fund advisory and administrative responsibilities of WFB in early 2001. The Portfolios' advisor is responsible for developing the investment policies and guidelines for the Portfolios, and for supervising the sub-advisors who are responsible for the day-to-day portfolio management of the Portfolios.
     Pursuant to the advisory contract, Funds Management is entitled to receive an annual investment advisory fee of 0.35% of each Portfolio's average daily net assets for providing advisory services including the determination of the asset allocations of each Portfolio's investments in the various Underlying Funds. Funds Management also acts as advisor to, and is entitled to receive a fee from each Core Portfolio or affiliated Underlying Fund. Prior to November 8, 1999, the Portfolios were advised by Norwest Investment Management, Inc., and were charged the same rate as described above.
     Well Capital Management Incorporated ("WCM"), an affiliate of Funds Management, acts as sub-advisor for the Portfolios. WCM is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Portfolios, an annual sub-advisory fee of 0.05% of each Portfolio's average daily net assets.

4. DISTRIBUTION FEES
     The Trust has adopted a Distribution Plan ("Plan") for the Portfolios pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the payment of all or part of the cost of preparing, printing, and distributing prospectuses and distribution related services. Distribution fees are charged to the Portfolios and paid to Stephens, Inc. ("Stephens") at an annual rate of 0.75% of average daily net assets. The distribution fees paid on behalf of the Portfolios for the year ended May 31, 2001 are disclosed on the Statement of Operations. Prior to November 8, 1999, the Portfolios were charged the same fees at the same rate.

5. ADMINISTRATION
     The Trust has entered into an administration agreement on behalf of the Portfolios with Funds Management whereby Funds Management is entitled to receive monthly fees at the annual rate of 0.15% of each Portfolio's average daily net assets. Prior to November 8, 1999, the administrator of each Portfolio was Forum Administrative Services, LLC. The Portfolios were charged an annual rate of 0.10% of each Portfolio's average daily net assets.

6. OTHER FEES AND TRANSACTIONS WITH AFFILIATES
     The Trust has entered into a contract on behalf of the Portfolios with Boston Financial Data Services Inc. ("BFDS"), whereby BFDS provides transfer agency services to the Portfolios. Forum Accounting Services, LLC provides portfolio accounting services to each Portfolio.
     The Trust has entered into a contract on behalf of each portfolio with Wells Fargo Bank Minnesota, N. A. ("WFB, MN"), formerly Norwest Bank Minnesota, N. A. ("Norwest"), whereby WFB, MN is responsible for providing custody services for the Portfolios. Pursuant to the contract, WFB, MN is entitled to certain transaction charges plus a monthly fee for custody services at the annual rate of 0.02% of the average daily net assets of each Portfolio. Currently, the Portfolios are not charged for custody services. Prior to November 8, 1999, the predecessor registrant entered into a contract on behalf of each Portfolio with Norwest, whereby Norwest was responsible for providing custody services for the Portfolios. Pursuant to the contracts, Norwest was entitled to certain transaction charges plus a monthly fee for custody services at the annual rate of 0.02% of the average daily net assets of each Portfolio.

7. WAIVED FEES AND REIMBURSED EXPENSES
     All amounts shown as waived fees or reimbursed expenses on the Statement of Operations, for the year ended May 31, 2001 were waived by Funds Management.

                                                      FEES WAIVED BY
      FUND NAME                                       FUND MANAGEMENT
      WEALTHBUILDER GROWTH BALANCE PORTFOLIO             $136,659
      WEALTHBUILDER GROWTH AND INCOME PORTFOLIO           178,687
      WEALTHBUILDER GROWTH PORTFOLIO                      293,302

8. INVESTMENT PORTFOLIO TRANSACTIONS
     Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for each Portfolio for the year ended May 31, 2001 were as follows:

      PORTFOLIO                                                            PURCHASES AT COSTSALES PROCEEDS
      WELLS FARGO WEALTHBUILDER GROWTH BALANCED PORTFOLIO                     $50,947,999     $16,537,787
      WELLS FARGO WEALTHBUILDER GROWTH AND INCOME PORTFOLIO                    24,600,458       5,357,699
      WELLS FARGO WEALTHBUILDER GROWTH PORTFOLIO                               69,421,014      25,071,890

INDEPENDENT AUDITORS' REPORT                            WEALTHBUILDER PORTFOLIOS

   TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
   WELLS FARGO FUNDS TRUST
     We have audited the accompanying statements of assets and liabilities of Wells Fargo WealthBuilder Growth Balanced Portfolio, Wells Fargo WealthBuilder Growth and Income Portfolio, and Wells Fargo WealthBuilder Growth Portfolio, three portfolios of Wells Fargo Funds Trust (collectively the "Funds") including the portfolios of investments as of May 31, 2001, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended and financial highlights for the periods presented on pages 14 and 15. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of May 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of Wells Fargo Funds Trust as of May 31, 2001, the results of their operations, changes in their net assets and financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG  LLP

San Francisco, California
July 17, 2001

WEALTHBUILDER PORTFOLIOS                            TAX INFORMATION (UNAUDITED)

     For the year ended May 31, 2001, the WealthBuilder Growth Balanced Portfolio designated 9.95% of its net investment income distributions paid during the year as qualifying for the corporate dividends-received deduction, pursuant to Section 854(b)(2) of the Internal Revenue Code.
     For the year ended May 31, 2001, the WealthBuilder Growth Balanced Portfolio, the WealthBuilder Growth and Income Portfolio, and the WealthBuilder Growth Portfolio designated 34.06%, 29.14% and 68.73%, respectively, of the distributions paid during the year from net realized gains as long-term capital gain distributions, pursuant to Section 852(b)(3) of the Internal Revenue Code.

NOTES TO FINANCIAL STATEMENTS                           WEALTHBUILDER PORTFOLIOS

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG            -- ASSOCIATION OF BAY AREA GOVERNMENTS
ADR             -- AMERICAN DEPOSITORY RECEIPTS
AMBAC           -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
AMT             -- ALTERNATIVE MINIMUM TAX
ARM             -- ADJUSTABLE RATE MORTGAGES
BART            -- BAY AREA RAPID TRANSIT
CDA             -- COMMUNITY DEVELOPMENT AUTHORITY
CDSC            -- CONTINGENT DEFERRED SALES CHARGE
CGIC            -- CAPITAL GUARANTY INSURANCE COMPANY
CGY             -- CAPITAL GUARANTY CORPORATION
CMT             -- CONSTANT MATURITY TREASURY
COFI            -- COST OF FUNDS INDEX
CONNIE LEE      -- CONNIE LEE INSURANCE COMPANY
COP             -- CERTIFICATE OF PARTICIPATION
CP              -- COMMERCIAL PAPER
CTF             -- COMMON TRUST FUND
DW&P            -- DEPARTMENT OF WATER & POWER
DWR             -- DEPARTMENT OF WATER RESOURCES
EDFA            -- EDUCATION FINANCE AUTHORITY
FGIC            -- FINANCIAL GUARANTY INSURANCE CORPORATION
FHA             -- FEDERAL HOUSING AUTHORITY
FHLB            -- FEDERAL HOME LOAN BANK
FHLMC           -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA            -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FRN             -- FLOATING RATE NOTES
FSA             -- FINANCIAL SECURITY ASSURANCE, INC
GNMA            -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO              -- GENERAL OBLIGATION
HFA             -- HOUSING FINANCE AUTHORITY
HFFA            -- HEALTH FACILITIES FINANCING AUTHORITY
IDA             -- INDUSTRIAL DEVELOPMENT AUTHORITY
LIBOR           -- LONDON INTERBANK OFFERED RATE
LLC             -- LIMITED LIABILITY CORPORATION
LOC             -- LETTER OF CREDIT
LP              -- LIMITED PARTNERSHIP
MBIA            -- MUNICIPAL BOND INSURANCE ASSOCIATION
MFHR            -- MULTI-FAMILY HOUSING REVENUE
MUD             -- MUNICIPAL UTILITY DISTRICT
MTN             -- MEDIUM TERM NOTE
PCFA            -- POLLUTION CONTROL FINANCE AUTHORITY
PCR             -- POLLUTION CONTROL REVENUE
PFA             -- PUBLIC FINANCE AUTHORITY
PLC             -- PRIVATE PLACEMENT
PSFG            -- PUBLIC SCHOOL FUND GUARANTY
RAW             -- REVENUE ANTICIPATION WARRANTS
RDA             -- REDEVELOPMENT AUTHORITY
RDFA            -- REDEVELOPMENT FINANCE AUTHORITY
R&D             -- RESEARCH & DEVELOPMENT
SFMR            -- SINGLE FAMILY MORTGAGE REVENUE
TBA             -- TO BE ANNOUNCED
TRAN            -- TAX REVENUE ANTICIPATION NOTES
USD             -- UNIFIED SCHOOL DISTRICT
V/R             -- VARIABLE RATE
WEBS            -- WORLD EQUITY BENCHMARK SHARES

THIS PAGE IS INTENTIONALLY LEFT BLANK--

More information about WELLS FARGO FUNDS is available free upon request. To obtain literature, please write or call:

WELLS FARGO FUNDS
P.O. Box 8266 Boston
MA 02266-8266

WELLS FARGO FUNDS Investor Services: 1-800-222-8222

Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for the WELLS FARGO FUNDS. Other affiliates of Wells Fargo &Company provide sub-advisory and other services for the Funds. The Funds are distributed by STEPHENS INC., Member NYSE/SIPC. Wells Fargo &Company and its affiliates are not affiliated with Stephens Inc.


This report and the financial statements contained herein are submitted for the general information of the shareholders of the WELLS FARGO FUNDS. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Read the prospectus carefully before you invest or send money.





DATED MATERIAL
PLEASE EXPEDITE

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FARGO
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P.O. Box 8266
Boston, MA 02266-8266




                                                                   AR 013 (5/01)